RBC FUNDS TRUST

RBC BlueBay Global High Yield Bond Fund

RBC BlueBay Total Return Credit Fund

Supplement dated July 24, 2015 to the Prospectus (the “Prospectus”) and

Statement of Additional Information (the “SAI”) dated January 28, 2015

This Supplement provides additional information beyond that contained in the

Prospectus and SAI should be read in conjunction with the Prospectus and SAI.

With respect to the RBC BlueBay Global High Yield Bond Fund and the RBC BlueBay Total Return Credit Fund, Peter Higgins no longer serves as a portfolio manager. Accordingly, all references to, and information regarding Mr. Higgins in the “Portfolio Managers” sections of the Prospectus and the “Other Accounts Managed” and “Management Team’s Beneficial Ownership of the Funds” sections of the SAI, are deleted in their entirety. Anthony Robertson continues to serve as a portfolio manager of the RBC BlueBay Global High Yield Bond Fund as a portfolio manager. Anthony Robertson, Michael Reed, David Dowsett, Nick Shearn, Polina Kurdyavko and Mark Dowding continue to serve as portfolio managers of the RBC BlueBay Total Return Credit Fund.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE